Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill
Goodwill
14.	Goodwill
The changes in the carrying amount of g
o
odwill are as follows:

	JD Retail	JD Logistics	Dada	New Businesses	Total

	(RMB in millions)
Transaction in 2021
Additions	1,529	—	—	—	1,529
Balance as of December 31, 2021
Goodwill	10,807	1,633	—	2,593	15,033
Accumulated impairment loss	(7)	—	—	(2,593)	(2,600)

	10,800	1,633	—	—	12,433

Transaction in 2022
Additions	1,399	5,350	3,143	1,586	11,478
Disposal of a subsidiary	(788)	—	—	—	(788)
Balance as of December 31, 2022
Goodwill	11,418	6,983	3,143	4,179	25,723
Accumulated impairment loss	(7)	—	—	(2,593)	(2,600)

	11,411	6,983	3,143	1,586	23,123

Transaction in 2023
Impairment	—	—	(3,143)	—	(3,143)
Balance as of December 31, 2023
Goodwill	11,418	6,983	3,143	4,179	25,723
Accumulated impairment loss	(7)	—	(3,143)	(2,593)	(5,743)

	11,411	6,983	—	1,586	19,980

No
impairment loss of goodwill was recorded for the years ended December 31, 2021 and 2022, respectively. For the year ended December 31, 2023, considered duration and severity of the decline of Dada’s stock price, the Company assessed
that it is more likely than not that the fair value of Dada reporting unit is less than its carrying amount and performed quantitative impairment test on Dada reporting unit. The fair value of Dada was determined based on the discounted cash flow analysis using the following significant assumptions (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a long-term future growth rate; and (c) a discount rate. As a result, the fair value of Dada reporting unit was estimated to be below the carrying value and the Group recorded a
RMB3,143
million goodwill impairment
for
the year ended December 31, 2023.